SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: September 23, 2002



                             SMLX Technologies, Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Colorado                        0-28154                      84-1337509
--------------------------------------------------------------------------------
(State or other              (Commission file number)          (IRS Employer
 jurisdiction of                                            Identification No.)
 incorporation)




        855 South Federal Highway, Suite 206, Boca Raton, FL   33432
--------------------------------------------------------------------------------
               (Address of principal executive offices)      (ZIP Code)



                                 (561) 347-0761
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On August 28, 2002, a subsidiary of the Company licensed the Company's intradermal and transdermal technology to Fairpax International Co. Ltd. ("Fairpax") on an exclusive, worldwide basis in exchange for specified payments. Excluded from the license were the North American rights to the intradermal technology used by the Company in its current line of cosmetic products.

     The license is perpetual subject to acceptance of the technology by Fairpax by December 15, 2002 and certain minimum royalty payments. Fairpax has the right to acquire title to the licensed technology once it makes aggregate payments of at least $5,000,000, but will remain obligated to pay royalties at a reduced level following acquisition of title to the technology.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SMLX Technologies, Inc.

Date:    September 23, 2002                  By:     /s/  Kenneth H. Robertson
                                                  ------------------------------
                                             Name:   Kenneth H. Robertson
                                             Title:  President